EXHIBIT  99.1
-------------


                        HARLEYSVILLE NATIONAL CORPORATION
                                  CERTIFICATION
                           PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


           In connection with the Harleysville National Corporation (the "Company") Quarterly Report on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Walter Daller, Jr., Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. To my knowledge the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



                                  /s/  Walter  E.  Daller,  Jr.
                                  ------------------------------
                                  Chairman,  President  and  Chief
                                  Executive  Officer
                                  Harleysville  National  Corporation

 Date:   May  12,  2003




    A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Harleysville National Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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